UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               ______________

                                SCHEDULE 14A
                               (RULE 14A-101)
                               ______________


                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)


Filed by the Registrant                       [X]

Filed by a party other than the Registrant    [ ]

Check the appropriate box:
  [ ] Preliminary proxy statement
  [ ] Confidential, for use of the Commission only (as permitted by
      Rule 14a-6(e)(2))
  [X] Definitive proxy statement
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to [SECTION]240.14a-11(c) of [SECTION]240.14a-12.

                             Parlex Corporation
              (Name of Registrant as Specified in Its Charter)


               ______________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
  [x] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.

      (1)   Title of each class of securities to which transaction applies:

___________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

___________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

___________________________________________________________________________

      (5)   Total fee paid:

___________________________________________________________________________
[ ]   Fee paid previously with preliminary materials.

___________________________________________________________________________

      [ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

___________________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:

___________________________________________________________________________

      (3)   Filing party:

___________________________________________________________________________

      (4)   Date Filed:

___________________________________________________________________________

           PARLEX  One Parlex Place, Methuen, Massachusetts 01844




                                                           October 28, 2003

Dear Stockholder,

      I am pleased to invite you to attend Parlex Corporation's Annual Meeting of Stockholders. The meeting will be held on Tuesday, November 25, 2003, at 9:30 a.m. at Parlex Corporation, One Parlex Place, Methuen, Massachusetts.

      As the accompanying notice and proxy statement describe, the only actions scheduled for this year's meeting is the election of two directors each for a term of three years.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

      I look forward to meeting as many of our stockholders as possible and hope you can be present on November 25th.

                                       Sincerely,


                                       /s/ Herbert W. Pollack


                                       HERBERT W. POLLACK
                                       Chairman of the Board

                             Parlex Corporation


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Parlex Corporation:

      The Annual Meeting of Stockholders of Parlex Corporation will be held at Parlex Corporation, One Parlex Place, Methuen, Massachusetts, on Tuesday, November 25, 2003, at 9:30 a.m. for the following purposes:

      1. to elect two Class III members of the Board of Directors to serve for a period of three years and until their successors are elected and qualified; and

      2. to consider and act upon any other matter that properly comes before the meeting or any adjournment thereof.

                                       By Order of the Board of Directors



                                       Edward D. Kutchin
                                       Clerk


Methuen, Massachusetts
October 28, 2003

                             PARLEX CORPORATION

                             PROXY STATEMENT FOR
                ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                              NOVEMBER 25, 2003

General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parlex Corporation (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, November 25, 2003, at the time and place set forth in the notice of the Meeting, and at any adjournment(s) thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is October 28, 2003. The Company's principal executive offices are located at One Parlex Place (formerly known as 145 Milk Street), Methuen, Massachusetts 01844, telephone number (978) 685-4341.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor of electing as Class III Directors the two persons listed as nominees under the section entitled "Election of Directors" below and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Meeting or any adjournments thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

Solicitation

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

      As of the current date, the management of the Company is not aware of any other matters to be presented for action at the Meeting. If any matter other than that described herein does properly come before the Meeting, the individuals named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

Record Date, Voting Requirements, and Shares Outstanding

      The Board of Directors has fixed October 21, 2003 as the record date (the "Record Date") for determining the stockholders who are entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had 6,321,564 shares of Common Stock, par value $.10 per share ("Common Stock"), outstanding and entitled to vote. Each outstanding share of the Company's Common Stock entitles the record holder to one vote on each matter to be voted upon at the Meeting.

      The holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of the holders of at least a majority of the shares of Common Stock issued and outstanding on the Record Date and voting on each matter is required to elect the director nominees.

      Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes properly cast at the Meeting, and therefore will not be counted as votes cast or shares voting on such matter. Abstentions and broker non-votes are only counted for purposes of determining the presence of a quorum for the transaction of business. Accordingly, neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the proposals.

                      PROPOSAL I-ELECTION OF DIRECTORS

      The Company's Restated Articles of Organization provide for a Board of Directors consisting of seven members divided into three classes and elected by stockholders for staggered terms of three years each. Of the current total of seven directors, two Class III Directors have terms expiring at the 2003 Annual Meeting, three Class I Directors have terms expiring at the 2004 Annual Meeting and two Class II Directors have terms expiring at the 2005 Annual Meeting. Both of the directors who are currently Class III members of the Board of Directors have been nominated by the Board of Directors for re-election at the upcoming annual meeting. Each Class III Director elected at the 2003 Annual Meeting will serve until the 2006 Annual Meeting of Stockholders or Special Meeting in lieu thereof, and until that director's successor is elected and qualified.

      The individuals named in the enclosed form of proxy will, if so authorized, vote to elect as Class III Directors the persons named below under the caption Class III Director Nominees. The management of the Company is not aware of any reason why the nominees for director would not be able to serve. If any of the nominees are unable to serve, the individuals named in the enclosed form of proxy will vote in favor of such other person as the Board of Directors may at the time recommend. Information regarding these nominees is set forth below.

Class III Director Nominees

Herbert W. Pollack (age 76).

      Mr. Pollack has served as Chairman of the Board of the Company since it was founded in 1970. He was President of the Company from 1970 to July 1, 1995, Chief Executive Officer from 1970 to June 1997 and Treasurer from 1970 to March 2000. Mr. Pollack is the brother of Lester Pollack, a Director of the Company.

Sheldon Buckler (age 72).

      Dr. Buckler has been Chairman of the Board of Lord Corporation, a provider of specialty mechanical and chemical products, since January 2000. He was Chairman of the Board of Trustees of the Massachusetts Eye and Ear Infirmary, a Harvard Medical School teaching hospital, from 1996 through 2002. He was Chairman of the Board of Commonwealth Energy System, a supplier of energy products, from May 1995 to September 1999, and an employee and officer of Polaroid Corporation from 1964 until his retirement as Vice Chairman in May 1994. Dr. Buckler is a director of Micro Component Technology Inc. He has been a Director of the Company since February 1995.

Board Recommendation

      The Board of Directors recommends that the stockholders vote for electing the nominees to the Board of Directors. A plurality of the votes cast in person or by proxy at the meeting is required to elect each nominee as a director.

      The following persons will continue to be Directors of the Company:

Class I Directors
 (term of office to expire with the annual meeting of stockholders to be held in November 2004)

Lester Pollack (age 70).

      Mr. Pollack has been Managing Director of Centre Partners Management LLC, a private investment firm, since 1986 and was a Managing Director of Lazard Freres & Co. LLC from 1986 to 1998. As of January 1, 2001, he became a Limited Managing Director of Lazard Freres & Co. LLC, an investment banking firm. Mr. Pollack is a director of American Seafoods Group, LLC, Bank Leumi USA, Center Pacific LLC, KAZ, Inc. and is a director emeritus of U.S. Bancorp. Mr. Pollack is the brother of Herbert W. Pollack, the Company's Chairman. He has been a Director of the Company since 1970.

Richard W. Hale (age 65).

      Mr. Hale has been President and Chief Executive Officer of VXI Corporation, a manufacturer of electronic products for the telephone and computer industry, since April 1998. He was President and Chief Executive Officer of Watson Technologies, Inc., a manufacturer of electronic products, from 1996 to March 1998. In addition, he has been Chairman and Chief Executive Officer of Hale Industries, Inc., a private investment firm, since August 1993. From 1988 to July 1993, he was Executive Vice President and Chief Operating Officer and a member of the Board of Directors of M/A-Com, Inc. He has been a Director of the Company since February 1995.

Lynn J. Davis (age 56)* .

      Mr. Davis was appointed to the Board of Directors on October 20, 2003, following the resignation of Dr. Rabinovici from the Board. Mr. Davis will serve the remainder of Dr. Rabinovici's term as a Director. Mr. Davis has been a general partner of Tate Capital Partners Fund, LLC, a private investment firm, since August, 2002. He was President and Chief Operating Officer of ADC Telecommunications, Inc., a manufacturer of communication hardware and software, for most of 2001 and was the President of the Broadband Connectivity Group of ADC Telecommunications, Inc. from 1991 to February, 2001. Mr. Davis is also a director of Flex Steel Industries, Inc.

--------------------
(*) Dr. Rabinovici resigned from the Board of Directors as of October 20, 2003. He had been a Director of the Company since 1970.

Class II Directors
 (term of office to expire with the annual meeting of stockholders to be held in November 2005)

Peter J. Murphy (age 54).

      Mr. Murphy has been President of the Company since July 1, 1995, and on July 1, 1997, was elected to the office of Chief Executive Officer. He was Chief Operating Officer and Executive Vice President from May 1994 to July 1995 and Vice President and General Manager of Flexible Circuit Products from February 1993 to May 1994. Mr. Murphy initially served as Assistant to the President from December 1992 to February 1993. From 1989 to December 1992, he was President of Teledyne Electro-Mechanisms, a manufacturer of flexible circuits. He has been a Director of Parlex since 1994.

Russell D. Wright (age 56).

      Mr. Wright was President, Chief Operating Officer and a Director of NSTAR, a major energy delivery company, from September 1999 until his retirement in December, 2001. Prior to joining NSTAR, he was President and Chief Executive Officer of Commonwealth Energy System, a major energy delivery company, from May 1998 to September 1999. From 1993 through May 1998, Mr. Wright was President of Utility Operations, a division of Commonwealth Energy System, and from 1987 to 1993 he was Chief Financial Officer of Commonwealth Energy System. Mr. Wright is a director of Reed and Barton Corporation.

           BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held five meetings during fiscal year 2003. Each outside director received a $10,000 annual retainer for his services, plus $1,500 for each of the four quarterly directors' meeting he attended.

      The Board has an Audit Committee, a Compensation Committee and a Nominating Committee. All Directors attended all meetings of the Board and meetings of the committees of the Board on which they served.

      The Audit Committee, consisted of Messrs. Buckler, Hale and Rabinovici. Mr. Wright was appointed to the Audit Committee as of November 26, 2002 replacing Dr. Rabinovici. During fiscal 2003 the Audit Committee held four meetings. The Audit Committee reviews the internal controls of the Company. It meets with appropriate Company financial personnel as well as the Company's independent auditors. The Audit Committee reviews the scope and results of the professional services provided by the Company's independent auditors and the fees charged for such services and makes such recommendations to the Board as it deems appropriate, including recommendations as to the appointment of independent auditors. The Audit Committee is composed entirely of three independent non-employee directors.

      During fiscal year 2003, the Compensation Committee, which consisted of Messrs. Buckler, Hale and Rabinovici, held one meeting. Mr. Davis was appointed to the Compensation Committee as of October 20, 2003, replacing Dr. Rabinovici when he resigned from the Board. This is the committee of the Board responsible for establishing the compensation of the Chief Executive Officer and setting policy for compensation at the senior levels of the Company, as well as administering various employee stock option plans. The Compensation Committee is composed entirely of independent non-employee directors.

      During fiscal year 2003, the Nominating Committee, which consisted of Messrs. Buckler, Hale and Rabinovici, held one meeting. Mr. Wright was appointed to the Nominating Committee as of October 20, 2003, when Dr. Rabinovici resigned from the Board. The Nominating Committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. The Nominating Committee approved the two director nominations by unanimous consent at the Nominating Committee meeting.

      In order to continue to attract and retain outside directors of exceptional ability, the Company maintains the 1989 Outside Directors' Stock Option Plan (the "1989 Director Plan") covering 112,500 shares of Common Stock and the 1996 Outside Directors' Stock Option Plan (the "1996 Director Plan") covering 150,000 shares of Common Stock. Options are granted pursuant to the 1989 Director Plan only to non-employee members of the Board of Directors of the Company. Each member of the Company's Board of Directors who is neither an employee nor an officer of the Company who becomes a member of the Board of Directors for the first time on or after August 22, 1989, will be automatically granted on the date such membership on the Board of Directors commences, without further action by the Board, an option to purchase 7,500 shares of the Company's Common Stock. In addition, each incumbent member of the Company's Board of Directors who is neither an employee nor an officer of the Company and who has been a member of the Board of Directors for at least five years shall receive an automatic grant on the first business day following his fifth year in office, without further action by the Board, of an option to purchase 7,500 shares of the Company's Common Stock. Options granted under the 1989 Director Plan become exercisable in equal installments on each of the first five anniversaries of the date of the option grant. The exercise price per share of options granted under the 1989 Director Plan shall be the closing sale price of a share of the Company's Common Stock on the date the option is granted as listed on the Nasdaq National Marketr. Mr. Davis has waived his entitlement to receive options under both the 1989 and 1996 Director Plans, as well as the annual retainer.

      Options are granted pursuant to the 1996 Director Plan only to non-employee members of the Board of Directors of the Company. Commencing on August 20, 1996, and on the date of each annual meeting of stockholders thereafter beginning with the 1997 annual meeting of stockholders, each member of the Company's Board of Directors who is not an employee of the Company will be automatically granted an option to purchase 1,500 shares of the Company's Common Stock. Options granted under the 1996 Director Plan become fully exercisable one year from the date of the option grant. In addition to the formula option referred to above, the Board of Directors may award options on an annual basis to purchase up to 2,250 shares of the Company's Common Stock to non-employee members of the Board of Directors in recognition of extraordinary efforts and contributions to the Board. Except for the specific options referred to above, no other options shall be granted under the 1996 Director Plan. The exercise price per share of options granted under the 1996 Director Plan shall be the closing sale price of a share of the Company's Common Stock on the date the option is granted as listed on the Nasdaq National Marketr.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 21, 2003, by: (i) each person who is known by the Company to beneficially own more than 5% of the outstanding Common Stock; (ii) each of the Company's Directors and nominees for Director; (iii) each of the executive officers named in the Summary Compensation Table on page 9; and (iv) all Directors and executive officers of the Company as a group.


                                            Shares of
                                           Common Stock     % of Outstanding
                                           Beneficially       Common Stock
                 Stockholder                 Owned(1)      Beneficially Owned
                 -----------               ------------    ------------------

      Van Den Berg Management, Inc.(2)       1,019,384           16.13%
       1301 Capital of Texas Highway
       Suite B-228
       Austin, TX 78746

      Wachovia Corporation(3)                  630,090            9.97%
       201 South College Street
       Charlotte, NC 28288

      Herbert W. Pollack(4)(5)(6)              618,304            9.78%
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Chartwell Investment Partners(7)         523,211            8.28%
       1235 Westlakes Drive
       Suite 400
       Berwyn, PA 19312

      Dimensional Fund Advisors Inc.(8)        376,500            5.96%
       1299 Ocean Avenue
       Santa Monica, CA 90401

      Peter J. Murphy(4)(5)(9)                 137,250            2.14%
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Lynn J. Davis (4)(10)                     70,623            1.1%
       Tate Capital Partners Fund, LLC
       3600 Minnesota Drive
       Suite 525
       Minneapolis, MN 55435

      Lester Pollack(4)(11)                     58,620             *
       c/o Centre Partners L.P.
       One Rockefeller Plaza
       New York, NY 10020

      Sheldon Buckler(4)(12)                    27,000             *
       200 Dudley Road
       Newton Centre, MA 02159





                                            Shares of
                                           Common Stock     % of Outstanding
                                           Beneficially       Common Stock
                 Stockholder                 Owned(1)      Beneficially Owned
                 -----------               ------------    ------------------

      Richard W. Hale(4)(13)                    25,500             *
       c/o VXI Corporation
       One Front Street
       Rollinsford, NH 03869

      Russell D. Wright(4)(14)                   8,500             *
       29 Island Road
       West Yarmouth, MA 02673

      Thibaud LeSeguillon(5)(15)                 7,500             *
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      Jonathan R. Kosheff(5)(16)                 6,250             *
       c/o Parlex Corporation
       One Parlex Place
       Methuen, MA 01844

      All directors and officers
       as a group (nine persons)(17)           959,547           14.6%

--------------------
(*)   Less than one percent.
<F1>  For purposes of this table, the number of shares beneficially owned by each director, director nominee, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 21, 2003, through the exercise of any stock option, conversion option or similar right ("Presently Exercisable Options"). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity.
<F2>  The shares shown as owned by Van Den Berg Management, Inc. are as reported by Van Den Berg Management in a Statement on Schedule 13F with respect to its holdings of Common Stock as of September 30, 2003.
<F3>  The shares shown as owned by Wachovia Corporation are as reported by
      Wachovia Corporation in a Statement on Schedule 13F with respect to its holdings of Common Stock as of June 30, 2003.
<F4>  Denotes a director, or a director nominee, of the Company.
<F5>  Denotes an executive officer of the Company.
<F6>  The shares shown as owned by Herbert W. Pollack include 169,095 shares, of which he disclaims beneficial ownership, owned directly by his wife, Sandra Pollack.

                   (footnotes continued on following page)




<F7>  The shares shown as owned by Chartwell Investment Partners are as reported by Chartwell Investment Partners in a Statement on Schedule 13F with respect to its holdings of Common Stock as of September 30, 2003.
<F8>  The shares shown as owned by Dimensional Fund Advisors Inc. are as reported by Dimensional Fund Advisors Inc. in a Statement on Schedule 13F with respect to its holdings of Common Stock as of June 30, 2003.
<F9>  The shares shown as owned by Mr. Murphy include 92,500 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 1989 Employees' Stock Option Plan (the "1989 Option Plan").
<F10> The shares shown as owed by Mr. Davis include 50,000 shares that Tate
      Capital Partners Fund, of which Mr. Davis is a principal, may receive upon conversion of a convertible note, and 20,000 shares underlying a warrant held by Tate Capital Partners Fund. In addition, Tate Capital Partners Fund has received 623 shares of common stock as an interest payment upon the note outstanding. Mr. Davis disclaims beneficial ownership of shares owned by the Tate Capital Partners Fund in excess of his proportionate interest in the fund.
<F11> The shares shown as owned by Lester Pollack include 18,000 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 1989 Director Plan and the Company's 1996 Director Plan.
<F12> The shares shown as owned by Dr. Buckler include 25,500 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 1989 Director Plan and the Company's 1996 Director Plan.
<F13> The shares shown as owned by Mr. Hale include 25,500 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 1989 Director Plan and the Company's 1996 Director Plan.
<F14> The shares shown as owned by Mr. Wright include 1,000 shares owned by a family trust of which Mr. Wright and his wife serve as co-trustees, and 7,500 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 1989 Director Plan and the Company's 1996 Director Plan. Mr. Wright disclaims beneficial ownership of the shares owned by the trust.
<F15> The shares shown as owned by Mr. LeSeguillon include 7,500 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 1989 Option Plan.
<F16> Mr. Kosheff became an executive officer of the Company in July 2002.
      The shares shown as owned by Mr. Kosheff include 6,250 shares which he has the right to acquire pursuant to Presently Exercisable Options under the Company's 2001 Employees' Stock Option Plan (the "2001 Option Plan").
<F17> The number of shares shown as beneficially owned by officers and directors include 252,750 shares which they have the right to acquire pursuant to Presently Exercisable Options.

                            ____________________

                             EXECUTIVE OFFICERS

      The executive officers of the Company, together with a description of the business experience backgrounds of all of them except Herbert W. Pollack and Peter J. Murphy (whose backgrounds are described under the caption Election of Directors) are as follows:


              Name           Age    Position with the Company
              ----           ---    -------------------------

      Herbert W. Pollack     76     Chairman of the Board of Directors
      Peter J. Murphy        54     President, Chief Executive Officer and Director
      Jonathan R. Kosheff    43     Chief Financial Officer and Treasurer
      Eric F. Zanin          38     Vice President-Marketing and Sales
      Thibaud LeSeguillon    37     Vice President-Laminated Cable and Multilayer Business

      Mr. Kosheff joined the Company in July 2002 as Chief Financial Officer and Treasurer. From 1993 to 2001, Mr. Kosheff held a variety of financial and operational positions including Executive Vice President of Operations, Vice President of Finance and Administration for the Products Group and Director of Finance for PictureTel Corporation, a provider of video conference products and services.

      Mr. Zanin joined the Company in September 1994 as a sales engineer. In March 1995, Mr. Zanin became Regional Sales Manager and was appointed Director of Sales and Marketing in November 1998. In March 1999 he was appointed a divisional Vice President of Sales and Marketing and became Vice President-Sales and Marketing in August 2000.

      Mr. LeSeguillon joined the Company in May 2001 as Director of International Business. In October 2001, Mr. LeSeguillon was appointed Vice President-Worldwide Laminated Cable Business. In June 2003, he assumed responsibility for the Company's Multilayer operations. Prior to joining the Company, he was General Manager of Axon Cable Inc., a manufacturer of cable and cable assemblies.

                     COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows, for the fiscal years ending June 30, 2003, 2002, and 2001, all compensation earned or paid to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in each year for all services rendered in all capacities to the Company.

                         SUMMARY COMPENSATION TABLE


                                                                      Long-Term
                                                                     Compensation
                                       Annual Compensation              Awards
                                    ------------------------    ---------------------
                                                                Securities Underlying
        Name and                                                    Stock Options           All Other
   Principal Position       Year    Salary($)    Bonus($)(1)      (Number of Shares)     Compensation($)
   ------------------       ----    ---------    -----------    ---------------------    ---------------

Herbert W. Pollack(2)       2003    $218,640             -                   -             $142,415(3)
 Chairman                   2002     218,640             -                   -              135,923(3)
                            2001     218,640             -                   -              127,046(3)

Peter J. Murphy(4)          2003    $275,040
 President and Chief        2002     275,040             -              25,000                    -
 Executive Officer          2001     269,200       $15,000                   -                    -

Jonathan R. Kosheff(5)      2003    $188,605             -              25,000                    -
 Chief Financial Officer

Thibaud LeSeguillon(6)      2003    $120,000             -               5,000                    -
 Vice President-            2002     120,000             -               2,500                    -
 Laminated Cable and
 Multilayer Business

                        (footnotes on following page)




<F1>  Amounts shown were earned in the years indicated. Bonuses are generally paid in the first quarter of the following fiscal year.
<F2>  For a description of the employment agreement between the Company and
      Mr. Pollack, see EMPLOYMENT AGREEMENTS below.
<F3>  The amounts constitute deferred compensation payments under the terms of a Deferred Compensation Agreement previously entered into with the Company and accrued interest on the deferred compensation account of $25,245.40 for 2001 which equals the portion of the rate of interest that exceeds 120% of the applicable federal long-term rate.
<F4>  For a description of the employment agreement between the Company and
      Mr. Murphy, see EMPLOYMENT AGREEMENTS below.
<F5>  Mr. Kosheff became an executive officer for reporting purposes for the first time in fiscal year 2003 and, therefore, no information is provided for earlier years. For a description of the employment agreement between the Company and Mr. Kosheff, see EMPLOYMENT AGREEMENTS below.
<F6>  Mr. LeSeguillon became an executive officer for reporting purposes for the first time in fiscal year 2002 and, therefore, no information is reported for earlier years.

                            ____________________

                            EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement with Mr. Pollack in October 2003, for a period of three years ending September 30, 2006, which provides for current compensation of $9,110 twice a month. The agreement provides for a death benefit payment equal to 75% of his current compensation for a period of 24 months after his death. The agreement also provides that the employee will not own, operate, or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

      The Company entered into an employment agreement with Mr. Murphy on September 1, 2002, for a period of three years ending August 31, 2005, which provides for compensation beginning September 1, 2002, of $11,460 twice a month. The agreement provides for a death benefit payment equal to 75% of his current compensation for a period of 24 months after his death. The agreement also provides that the employee will not own, operate, or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

      The Company entered into an employment agreement with Mr. Kosheff on September 1, 2002 for a period of two years ending August 31, 2004, which provides for compensation beginning September 1, 2002, of $8,334.00 twice a month. The agreement provides for a death benefit equal to 50% of his current compensation for a period of 12 months after his death. The agreement also provides that the employee will not own, operate or manage any business in competition with that of the Company so long as he is employed by the Company and, in certain instances, for a one-year period thereafter.

                      OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information relating to stock option grants to the named executive officers during fiscal year 2003. Pursuant to applicable Securities and Exchange Commission regulations, the amounts shown under the heading "Potential Realizable Value" are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent, compounded annually, from the date of grant to the end of the ten year option term. Actual stock appreciation on options exercised are dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that these values will be achieved.


                                                                                     Potential Realizable Value
                                                                                     at Assumed Annual Rates of
                                                                                    Stock Price Appreciation for
                                             Individual Grants                          Ten-Year Option Term
                          ------------------------------------------------------    ----------------------------
                          Number of      Percent of
                          Securities    Total Options
                          Underlying     Granted to
                           Options        Employees      Exercise
                           Granted        in Fiscal        Price      Expiration
         Name                (#)        Year 2003(1)     ($/Share)       Date            5%              10%
         ----             ----------    -------------    ---------    ----------         --              ---

Herbert W. Pollack               -             -                -            -               -               -
Peter J. Murphy                  -             -                -            -               -               -
Jonathan R. Kosheff(2)      20,000          20.5%          $11.37      7/22/12        $143,011        $362,417
                             5,000           5.1%          $11.55      8/27/12        $ 36,319        $ 92,039
Thibaud LeSeguillon(2)       5,000           5.1%          $11.55      8/27/12        $ 36,319        $ 92,039

--------------------
<F1>  The total number of options granted in fiscal 2003 under the
      Company's option plans was 97,650.
<F2>  The shares were granted under the 2001 Option Plan, at an exercise price equal to the fair market value of the Company's stock on the date of grant and become exercisable in increments of 25% over the first five years of the ten year period, the first 25% becoming exercisable one year after the grant date.

               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003
                      AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information relating to the aggregate exercised and unexercised stock options held by the named executive officers during fiscal year 2003 and the value of their unexercised stock options as of June 30, 2003.


                                                              Number of Securities            Value of Unexercised
                               Shares                        Underlying Unexercised               In-The-Money
                              Acquired                        Options at 6/30/03(#)         Options at 6/30/03($)(1)
                                 on           Value       ----------------------------    ----------------------------
          Name              Exercise(#)    Realized($)    Exercisable    Unexercisable    Exercisable    Unexercisable
          ----              -----------    -----------    -----------    -------------    -----------    -------------

Herbert W. Pollack               -              -               -               -              -               -
 Chairman

Peter J. Murphy                  -              -          92,500(2)       12,500(2)          (3)             (3)
 President and Chief
 Executive Officer

Jonathan R. Kosheff              -              -           6,250(4)       18,750(4)          (3)             (3)
 Chief Financial Officer

Thibaud LeSeguillon              -              -           6,250(2)        6,250(2)          (3)             (3)
 Vice President-                 -              -           1,250(4)        3,750(4)          (3)             (3)
 Laminated Cable and
 Multilayer Business

                        (footnotes on following page)




<F1>  The "value of unexercised in-the-money options at June 30, 2003" was calculated by determining the difference between the fair market value of the underlying Common Stock at June 30, 2003, (closing price of the Company's Common Stock on the Nasdaq National Market on June 30, 2003, was $7.69 per share) and the exercise prices of the stock options. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.
<F2>  These shares were granted under the 1989 Option Plan.
<F3>  The exercise prices of these options were in excess of the closing market price of the Company's Common Stock on June 30, 2003.
<F4>  These shares were granted under the 2001 Option Plan.

                            ____________________

      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph on page 17 shall not be incorporated by reference into any such filings.

                    REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION

The Committee

      The Compensation Committee (the "Committee") is currently comprised of Messrs. Buckler, Hale and Davis. This is the committee of the Board responsible for establishing the compensation of the Chief Executive Officer and setting policy for compensation at the senior levels of the Company, as well as administering various employee stock option plans. The Committee is composed of three non-employee directors.

Compensation Philosophy

      The Committee maintains a philosophy that executive compensation levels should be competitive and consistent with interconnect industry standards to enable the Company to attract, motivate and retain executive officers of outstanding ability who are capable of making significant contributions which are critical to the Company's success. The Committee believes that such compensation also should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for stockholders and the realization of the Company's short- and long-term strategic goals. The Company's compensation policies are designed to attract and retain talented managers and motivate such managers to enhance the Company's performance, thereby building value into the Company's business. The Company also seeks to align the interests of its executives with the long-term interests of stockholders in the enhancement of stockholder value through stock option awards that can result in the ownership of the Company's Common Stock.

      At present, compensation of the Company's executive officers is composed of the following elements: annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option awards under the 2001 Option Plan.

Base Salary

      The Committee's general approach to compensating executive officers is to pay cash salaries competitive with industry standards based upon the individual's experience and past and potential contribution to the success of the Company. In determining industry standards, the Committee compares compensation levels paid by a self-selected group of interconnect industry companies that compete in the Company's line of business. Such compensation information is obtained from various publicly available sources.

      The Committee also believes that compensation should be meaningfully related to the value created by individual executive officers for the stockholders. Accordingly, the Committee considers the quality of an individual executive's contribution to the Company's overall profitability and success in determining the executive's salary. The Committee reviews on an annual basis the salaries of its executive officers in light of the foregoing factors. The Company believes that the base salaries of its executive officers have been at or below the median of the base salaries for executive officers in the interconnect industry.

Annual Incentives

      The Company has traditionally paid employee performance bonuses once a year, usually during the first quarter of the following fiscal year for which the bonus is earned. Bonuses are traditionally based on both individual performance and Company performance. There were no employee performance bonuses paid in fiscal year 2003.

Stock Options

      Stock options are used as the primary long-term incentive vehicle. The Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the employees to seek to improve the long-term market performance of the Company's stock. Thus, stock option grants provide an incentive for the executive to manage the Company from the perspective of an owner with an equity stake in the business. During fiscal year 2003, the Board authorized the grant of stock options under both the 1989 Option Plan and the 2001 Employees' Stock Option Plan (the "2001 Option Plan") to certain executive officers and other key employees. Stock option grants to executive officers are discretionary and reflect the relative value of the individual's position as well as the current performance and continuing contribution of that individual to the Company. The Board does not utilize any specific formula for determination of option grants.

Compensation of the Chief Executive Officer

      As described in the section above entitled Employment Agreements, Mr. Murphy has an employment agreement with the Company whereby Mr. Murphy's annual base salary is $275,000.

Benefits

      The Company provides medical, life insurance and profit sharing benefits to the executive officers that generally are available to all Company employees.

Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives. The Company currently expects that all compensation payable to executive officers during fiscal year 2003 will be deductible by the Company for federal income tax purposes. The Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

                                       COMPENSATION COMMITTEE

                                       Sheldon Buckler, Chairman
                                       Richard W. Hale
                                       Lynn J. Davis

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In fiscal year 2003, none of the Compensation Committee members had ever been employed by the Company.

      Mr. Davis was appointed to the Board of Directors on October 20, 2003 to replace Dr. Rabinovici, who resigned from the Board on such date. Mr. Davis is a principal of Tate Capital Partners, a private investment firm that purchased $400,000 of the Company's recently issued 7% convertible subordinated notes (the "Notes"). The Company sold an aggregate of $6 million original principal amount of the Notes to five institutional investors, including Tate Capital Partners. Net proceeds of the transaction to the Company, after deduction for fees and transaction costs, were approximately $5.5 million. The Notes bear interest at a fixed rate of 7%, payable quarterly in shares of the Company's common stock, and are convertible into shares of the Company's common stock at an initial conversion price of $8.00 per share. The Notes are junior to the indebtedness due to the Company's primary lender, as well as two banks that have extended loans to the Company's subsidiaries. The Notes mature on July 28, 2007.

      The investors in the Notes also received warrants to purchase shares of the Company's common stock at an initial exercise price of $8.00 per share (the "Warrants"). Tate Capital Fund's purchase of $400,000 of Notes entitled them to obtain up to 50,000 shares of the Company's common stock upon conversion of their Note, and up to 20,000 shares upon exercise of their Warrant. Both the conversion price of the Notes and the exercise price of the Warrants may be adjusted in the event of certain corporate transactions that result in dilution to the stockholders.

                        REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is currently comprised of Messrs. Buckler, Hale and Wright. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq National Market. For fiscal year 2003, Dr. Buckler was chairman of the Audit Committee. Dr. Rabinovici resigned as a member of the Audit Committee on November 26, 2002 and Mr. Wright was elected to fill Dr. Rabinovici's position on this committee. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices and controls of the Company.

      The Board of Directors has adopted a charter for the Audit Committee, a copy of which was attached as Exhibit B to the 2001 Proxy Statement.

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, ("Independence Discussions with Audit Committees"), discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

      The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, ("Communication with Audit Committees") and, both with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

      The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2003 with management and the independent auditor. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

      Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

      The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing, and are not experts in these fields. The members of the Audit Committee serve in an oversight role only, and therefore must rely on information and representations provided to them by the Company's management and its independent auditors. Accordingly, the Audit Committee's oversight does not guarantee that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are, in fact, independent.

                                       AUDIT COMMITTEE

                                       Sheldon A. Buckler, Chairman
                                       Richard W. Hale
                                       Russell D. Wright

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company retains as its general counsel the law firm of Kutchin & Rufo, P.C. to perform legal services on its behalf. Payments made by the Company to Kutchin & Rufo, P.C. in fiscal year 2003 were approximately $207,000. Edward D. Kutchin is a shareholder in the professional corporation of Kutchin & Rufo, P.C., is the clerk of the Company and is the son-in-law of Herbert W. Pollack, the Chairman of the Board of Directors.

      The Company purchased $580,000, $822,000 and $398,000 of equipment in 2003, 2002 and 2001, respectively from a company in which Mr. Darryl McKenney, an executive officer of the Company at the time, had a financial interest. At June 30, 2003 and 2002, the Company had recorded $200,000 and $506,000, respectively, within accounts payable and accrued expenses in the accompanying consolidated balance sheets for equipment purchases from this entity. At June 30, 2002, the Company had no knowledge of the relationship. Information related to this relationship was disclosed in the Company's interim report immediately following the Company's discovery of the existence of the relationship. The Company conducted an investigation related to this relationship with the support and input of the Audit Committee. Effective February 24, 2003, Mr. McKenney was no longer employed by the Company.

                           STOCK PERFORMANCE GRAPH

      The following Stock Performance Graph compares the cumulative total shareholder return on the Company's Common Stock for a five year period (July 1, 1998 to June 30, 2003) with the cumulative total return of the CRSP Total Return Index for the Nasdaq National Market and a group of peer companies. The companies included in the peer group are Innovex Inc., Merix Corporation and TTM Technologies, Inc. The Performance Graph assumes the investment of $100 on July 1, 1998, in the Company's Common Stock, in the Nasdaq National Market companies and in the peer group and also assumes the reinvestment of all dividends. The returns for each company in the peer group have been weighted to reflect stock market capitalization.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      PARLEX CORPORATION, NASDAQ NATIONAL MARKET INDEX, AND PEER GROUP


              6/98      6/99       6/00       6/01      6/02      6/03
              ----      ----       ----       ----      ----      ----

Parlex        $100    $116.67    $312.04    $ 73.11    $89.63    $56.97
Nasdaq        $100    $143.67    $212.43    $115.46    $78.65    $87.33
Peer Group    $100    $100.57    $174.36    $ 87.19    $52.17    $59.73

                        NO INCORPORATION BY REFERENCE

      In Parlex's filings with the SEC, information is sometimes
"incorporated by reference." This means that we are referring you to information previously filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the preceding Audit Committee Report and Stock Performance Graph specifically are not incorporated by reference into any other filings with the SEC.

                            INDEPENDENT AUDITORS

      The Board of Directors has accepted the recommendation of the Audit Committee and selected Deloitte & Touche LLP to be the independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2004. Deloitte & Touche LLP has been regularly employed by the Company for audit of consolidated financial statements and other purposes since the Company's organization in 1970.

      Representatives of Deloitte & Touche LLP expect to be present at the Meeting, and, while they do not plan to make a statement at the Meeting, such representatives will be available to respond to appropriate questions from stockholders in attendance.

      The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP and concluded it does not impact its independence.

      The following is a summary of the fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the fiscal years ended June 30, 2003 and 2002.


               Fee Category       Fiscal 2003 fees    Fiscal 2002 fees
               ------------       ----------------    ----------------

            Audit Fees                $449,400            $384,100
            Audit-Related Fees        $ 19,850            $ 38,103
            Tax Fees                  $345,558            $503,309
            All Other Fees            $      -            $      -
                                      --------            --------
            Total Fees                $814,808            $925,512
                                      ========            ========

      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or other engagements.

      Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

      Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense customs and duties, acquisitions and international tax planning.

      All Other Fees. There were no other fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Audit-Related Fees" and "Tax Fees".

      Audit Committee Pre-Approval of Fees. The audit committee meets with the independent auditors prior to the audit to discuss the planning and staffing of the audit and to approve the proposed fee for the audit and any required special services. The audit committee is notified in advance of any proposed engagement of the independent auditor to provide non-audit services to the Company. The audit committee intends to adopt pre-approval policies for services by its independent accountant to comply with Securities and Exchange Commission Release No. 33-8183. The audit committee expects to pre-approve all services performed by the principal accountants for fiscal year 2004.

                        FUTURE STOCKHOLDER PROPOSALS

      Any stockholder proposal intended for inclusion in the Company's Proxy Statement for the 2004 Annual Meeting of Stockholders must be received by the Clerk of the Company at One Parlex Place, Methuen, Massachusetts 01844, no later than June 20, 2004. Under regulations adopted by the Securities and Exchange Commission, if a proponent of a stockholder proposal fails to notify the Company at least

45 days prior to the month and day of mailing of the prior year's proxy statement, then the proxies appointed herein shall be allowed to use their discretionary voting authority when a proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2003, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                          AVAILABILITY OF FORM 10-K

      Copies of the Company's Annual Report on Form 10-K with respect to the fiscal year ended June 30, 2003 (without exhibits), as filed with the Securities and Exchange Commission, are available to stockholders free of charge by writing to: Investor Relations Department, Parlex Corporation, One Parlex Place, Methuen, Massachusetts 01844.

                                       By Order of the Board of Directors


                                       Edward D. Kutchin
                                       Clerk

October 28, 2003

                             PARLEX CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock hereby constitutes and appoints Herbert W. Pollack, Peter J. Murphy and Edward D. Kutchin, and each of them, proxies with full power of substitution to each, to represent and vote all shares of Common Stock of Parlex Corporation (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders to be held at Parlex Corporation, One Parlex Place, Methuen, Massachusetts, on November 25, 2003, at 9:30 a.m., or any adjournment(s) thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS GIVEN AND THE PROXY IS VALIDLY EXECUTED, THE SHARES SHALL BE VOTED "FOR" THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AS INDICATED IN THE PROXY STATEMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AS INDICATED IN THE PROXY STATEMENT.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
____________________________________________________________
____________________________________________________________
____________________________________________________________


PARLEX CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
MADISON, NJ 08818-8694


                             PARLEX CORPORATION

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. The issue related to the management and operation of the Company requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on November 25, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Parlex Corporation


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                             PARLEX CORPORATION

1. To elect two Class III directors to hold office for a term expiring with the annual stockholders' meeting to be held in 2006 or until their successors are elected and qualified:
            Nominees:  (01) Herbert W. Pollack
                       (02) Sheldon Buckler

            [ ]  FOR ALL     [ ]  WITHHOLD FROM
                 NOMINEES         ALL NOMINEES

            [ ]  ______________________________________
                 For all nominees except as noted above

2. In their discretion, to vote upon such other business as may properly come before the meeting.

      Mark box at right if an address change has been noted on
      the reverse side of this card.                 [ ]

The undersigned hereby revokes any proxy previously given and acknowledges receipt of written notice of, and the statement for, the 2003 Annual Meeting of Stockholders and the 2003 Annual Report of the Company.


Please be sure to sign and date this Proxy.


Signature: ____________________________ Date: ____________

Signature: ____________________________ Date: ____________